TSI, INC.
                          110 Second Street South
                               P.O. Box 2249
                        Great Falls, Montana  59405


            PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          JULY 11, 1995

       Approximate date proxy material sent to shareholders: June 13,
1995

                   SOLICITATION AND REVOCATION OF PROXY

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the management of TSI, Inc. (the "Company" or "TSI") for its use at the annual meeting of shareholders to be held on Tuesday, July 11, 1995, at 9:00 a.m., in Great Falls, Montana.

     Any shareholder signing and returning a proxy in the form enclosed with this statement may revoke such proxy by written notice to the Company or by attending the meeting and voting in person.

     Shareholders will be entitled to cast one vote for each share of common stock held by them of record at the close of business on the record date on any matter that may be presented at the meeting for consideration and action by the shareholders, except that shareholders will have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each shareholder to cast for one nominee a total number of votes equal to the number of shares the shareholder held of record at the close of business on the record date multiplied by the number of directors to be elected, or to distribute that total number of votes among as many nominees as the shareholder chooses. Directors are elected by a plurality of the votes cast at a meeting at which one-third of the shares entitled to vote are present in person or by proxy. Where proxies are marked "withhold authority" these shares are included in the determination of the number of shares present and voting. Broker non-votes are not counted in the determination of the number of shares present and voting. You may withhold your vote from any nominee(s) for Director by striking a line through the nominee's name(s) on the proxy form. If you return a signed proxy form that does not indicate your voting preferences, your shares will be voted for the election of the nominated Directors.

     The record date for the determination of shareholders entitled to voting rights at the meeting is the close of business on May 31, 1995. The annual report to shareholders for the year ended
December 31, 1994, accompanies this proxy statement.

     Expenses in connection with this proxy statement including postage, printing and handling, will be paid by the Company. It is expected that solicitation will be made of some stockholders by certain directors, officers and employees of the Company in person or by telephone or telegraph. Employees, directors and officers of the Company who may participate in the solicitation of proxies will be reimbursed for out-of-pocket expenses and may receive remuneration for time spent.


                      VOTING SECURITIES, OWNERSHIP OF
                 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     As of the close of business on May 31, 1995, 9,423,142 shares of Common Stock, $.05 par value, were outstanding and are entitled to vote at this meeting.

     The common stock of the Company is not traded on any securities exchange, nor are records kept of any quotation by securities dealers or the National Quotation Bureau, Inc. To the best knowledge of the Company, bid and asked quotations for TSI common stock are not reported in any newspaper.


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of the Company's voting shares on May 31, 1995.


                                          Amount and
                                          Nature of
                  Name and Address of     Beneficial     Percent
Title of Class      Beneficial Owner       Ownership       of Class

$ .05 Par Value  M Corp(1)                  8,573,644 Direct  90.9%
Common Stock     110 Second Street South
                 Great Falls, Montana

(1) At May 31, 1995, GNI, Inc. (a Delaware corporation) owned a majority of M Corp's outstanding stock. At May 31, 1995, Paul J. McCann and other members of his family controlled a majority of the outstanding stock of GNI, Inc. Members of Paul J. McCann's family own a total of 4,745 shares (.05%) of the common stock of the Company. Paul J. McCann owns no shares of stock in TSI, Inc. and disclaims beneficial ownership in any stock of TSI, Inc.


                     SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of May 31, 1995, information concerning the beneficial ownership of the Company's common stock by each director, nominee for director and each executive officer named in the Company's Summary Compensation Table and by all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common stock indicated.

 Name of Individual            Amount and Nature       Percent
Number of Persons In Group    Of Beneficial Ownership  of Class

R. Bruce Robson                         --                *
Dorothy J. Schroeder                    --                *
S. M. McCann                       3,100 (Direct)         *
All Directors and Executive
  Officers as a Group (3 Persons)   3,100(1)


(1)  See note (1) under Security Ownership of Certain Beneficial
Owners on page 2.

     Based solely on its review of reports of persons subject to
Section 16(a) of the Securities and Exchange Act, the Company believes that required reports were filed in a timely manner disclosing transactions involving the Company's common stock.

                            CHANGES IN CONTROL

     The Company knows of no contractual arrangements which may at a subsequent date result in change in control of the Company.

            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS

     Three individuals are management's nominees for election as directors of the Company to constitute the entire Board of Directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     It is the intention of the persons named in the accompanying proxy to vote FOR the election of the nominees named below. It is expected that if these nominees should decline or be unable to serve, the proxy will be voted to fill any vacancies so arising in accordance with the discretionary authority of the persons named in the proxy.

     Unless otherwise indicated all of the nominees for directors have occupied their present position for more than five years. The following schedule sets forth certain information concerning the nominees.

                         Director
Name                 Age  Since    Principal Occupation

R. Bruce Robson       53  1994     Director, M Corp; Secretary-
President, Director                Treasurer and Director,
                                   Medical Information Processing
                                   Systems, Inc.; Data Processing
                                   Manager, Sletten Construction
                                   Co.; Great Falls, Montana

S. M. McCann          31  1992     Attorney at Law; Director of
GNI, Director                      Inc. (holding company and parent
                                   Company of M Corp); Director and
                                   President of Diversified Realty,
                                   Inc.; Director of M Corp and
                                   UAC, Inc.; San Luis Obispo,
                                   California

Dorothy J. Schroeder  66  1976     Homemaker; Director, TSI, Inc.
                                   (1976 to present).

                  REMUNERATION OF DIRECTORS AND OFFICERS

     The Company has not adopted a formal plan for the compensation of directors. During 1994 the Company and its consolidated subsidiaries paid a total of $859 to directors of the Company and directors of the Company's consolidated subsidiaries.


                          EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table lists the cash compensation paid by the Company and its consolidated subsidiaries to the Company's President for 1994, 1993 and 1992.
No officer or director of the Company or its consolidated subsidiaries received total cash compensation in excess of $100,000 for 1994, 1993 or 1992.

Name of Individual            Calendar             Total Cash
  and Position                  Year              Compensation
S. M. McCann                    1994                   $  0
President, Director             1993                   $  0
                                1992                   $150


     The Company does not have any stock appreciation rights plans, stock option plans or long-term incentive plans and there was no other material compensation paid during 1994, 1993 or 1992.


                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     An independent certified public accounting firm has not yet been selected to audit the Company's financial statements for 1995. To allow the Board of Directors flexibility, the Board of Directors requests shareholder approval authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1995.

      The Board of Directors can select an independent accounting firm without shareholder approval, however, the Board has requested shareholder approval as a matter of courtesy to shareholders. In the event of a negative vote by the shareholders on the matter, the Board will select an independent accounting firm to audit the Company's financial statements for 1995 and may subsequently request ratification of the selection by the shareholders.

     Dwyer & Keith, CPAs, P.C., served as the Company's independent auditors for 1994. A representative of Dwyer & Keith, CPAs, P.C. is not expected to attend the shareholders meeting. If a representative of Dwyer & Keith, CPAs, P.C. is at the meeting, he will be welcome to make whatever statement he desires on behalf of his firm and he will be available to respond to appropriate questions addressed to him. No substantial services other than auditing have been provided by Dwyer & Keith, CPAs, P.C., or any other public accountant.

     The firm of Dwyer & Keith, CPAs, P.C. has not resigned or declined to stand for re-election nor has that firm been dismissed by the Board of Directors as the Company's independent certified public accountants. There have been no material disagreements between the Company and Dwyer & Keith, CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of Dwyer & Keith, CPAs, P.C. on the Company's financial statements for the past two years have been unqualified.





             STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

     It is anticipated that the 1996 annual meeting of shareholders will be held in July, 1996. Stockholder proposals intended for presentation at the meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to the meeting no later than April 15, 1996.

                             OTHER INFORMATION

     The Board of Directors has not appointed an audit committee, compensation committee or a nominating committee.

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Members of the Board are kept informed of the Company's business by reports and documents sent to them.

     Meetings of the Board of Directors are held as needed, and there is also an organizational meeting following the conclusion of the shareholders meeting. The Board held one meeting in 1994.

     The Company will furnish, without charge, to any record holder or beneficial owner of its Common Stock on such record date, upon receipt of a written request, a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB. Written requests should be directed to TSI, Inc., to the attention of the Corporate Secretary at P.O. Box 2249, Great Falls, Montana 59403-2249.

                   MANNER IN WHICH PROXIES WILL BE VOTED

     All properly executed proxies received by management will be voted. In the absence of contrary direction, management proposes to vote the proxies FOR the election of each of the above nominees to the Board, each to hold office until the next annual meeting of shareholders or until his successor is duly elected and qualified and to vote the proxies FOR the proposal authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1995.

     Management knows of no other business to be presented for action at the meeting other than the matters stated above. If any other matters should properly come before the meeting, it is intended that the proxy agents named in the proxy will vote thereon in accordance with their best judgement.

     Whether or not you expect to be present at the meeting, you are urged to execute and return the enclosed form of proxy.

                              By Order of the Board of Directors,

                              s\S. L. Wherley
                              S. L. Wherley,
                              Assistant Secretary-Treasurer

June 13, 1995
Great Falls, Montana


APPENDIX




                     THIS PROXY SOLICITED BY MANAGEMENT


                                 TSI, INC.


     The undersigned hereby appoints R. Bruce Robson, S. M. McCann and Jerry K. Mohland and each of them, with full power of substitution, to represent the undersigned and to vote all stock registered in the name of the undersigned at the annual meeting of shareholders of TSI, Inc. to be held at 110 Second Street South, Great Falls, Montana, on Tuesday, July 11, 1995, at 9:00 a.m., and at any adjournments thereof, on the proposals listed below and as more particularly described in the Company's proxy statement and in their discretion upon such other matters as may properly come before the meeting. All powers of said proxies or substitutes shall be exercised by a majority of them, or if only one shall act, then by that one.

     Management recommends a vote FOR the following proposals:

     1. Election of the three directors listed below as proposed in the accompanying proxy statement.

          FOR all nominees listed below  WITHHOLD AUTHORITY to vote
          (except as marked to the      for all nominees listed
          contrary below) |_|           below |_|

          Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

           R. Bruce Robson     S.M. McCann     Dorothy J. Schroeder

     2. Authorize the Board of Directors to select an Independent Certified Public Accounting firm to audit the Company's financial statements for 1995.
               _                   _                  _
          FOR |_|        AGAINST  |_|      ABSTAIN   |_|

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The shares represented hereby shall be voted in accordance with any specification made above. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 LISTED ABOVE.

     DATED ____________________, 1995

                                           ________________________________
                                           Signature of Shareholder


                                           ________________________________
                                           Signature of Shareholder


     PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY.